Exhibit 10.51

October 31, 2024 S&W Seed Company

2101 Ken Pratt Blvd, Ste 201

Longmont, CO 80501

RE: Covenant Amendment and Waiver (the “Amendment and Waiver”) for Loan #1545 (the “Loan”)

Dear Mr. Herrmann:

Pursuant to the Loan Agreement dated June 20, 2023, between S&W SEED COMPANY (hereinafter referred to as the “Borrower”), and AGAMERICA LENDING LLC, as assigned to AGAMERICA GA1, LLC (hereinafter referred to as “Lender”), Article I, Section 1.01 states:

“CIBC Loan Agreement” means that certain Amended and Restated Loan Agreement dated as of March 22, 2023, by and between Borrower and Operating Lender, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Operating Lender” means (CIBC Bank USA, and its successors and/or assigns.

“Operating Lender Intercreditor Agreement” means that certain Intercreditor Agreement between Lender and Operating Lender dated as of the Closing Date.

Lender has granted approval to amend the definition as hereinafter described:

“ABL Opco Agreement” means that certain Credit and Security Agreement, by and between Borrower and Operating Lender, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Operating Lender” means (ABL Opco LLC, and its successors and/or assigns.

“Operating Lender Intercreditor Agreement” means that certain Intercreditor Agreement between Lender and Operating Lender dated as of October 30, 2024.

Additionally, Article IV, Section 5.01, Item (d) states:

Reporting Requirements. Furnish to Lender.

(i)
as soon as available and in any event no later than 90 days after the end of each Fiscal Year,
(1)
Consolidated financial statements for such Fiscal Year, including balance sheets, statements of income and statement of cash flow of Borrower and its subsidiaries audited by Crowe LLP or other independent certified public accountants selected by Borrower and reasonably acceptable to the Lender;
(2)
Unaudited Consolidated financial statements for such Fiscal Year, including a balance sheet, statements of income and statement of cash flow of Borrower and its subsidiaries;
(3)
(4)
Consolidated 12-month projection of financial statements for the next FiscalYear, including a balancesheet, statements of incomeand statement of cash flows of Borrower; and
(5)
(6)
any other financial statements for such Fiscal Year of all subsidiaries or affiliates of the Borrower filed with the Securities and Exchange Commission, as reasonably requested by Lender.
(7)

Lender has granted approval of a one-time waiver of this requirement.

Except as expressly specifically set forth herein,this Amendment and Waiver shall not be deemed to amend or alter in any respect the terms and conditions of the Loan Agreement or any of the other Loan Documents, or to constitute a waiver or release by Lender of any right, remedy, collateral, default or event of default under any of the Loan Documents, except to the extent specifically set forth herein. Furthermore, this Amendment and Waiver shall not affect in any manner whatsoever any rights or remedies of Lender with respect to any other non-compliance by the Borrower with the Loan Documents, whether in the nature of a default or event of default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

By signing and returning a counterpart of this letter to the Lender, the Borrower acknowledge their acceptance of the terms of this letter. This letter shall not become effective unless and until countersigned by the Loan Parties and returned to the Lender.

[Borrower and Lender acknowledgement on next page]

[Signature page to Amendment and Waiver Letter] Agreed to and acknowledged this day of 2024. BORROWER:

S&W SEED COMPANY,

a Nevada corporation

Name: Mark Herrmann

Title: Chief Executive Officer

LENDER:

AGAMERICA GA1, LLC, a Delaware limited liability company

By: AgAmerica Mortgage Trust, LLC, its member By: AgAmerica Lending Fund, LLC, its sole member By: AgAmerica Lending LLC, its manager

Name: Theodore R. M. Miller Title: Director of Closing